UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  January 31, 2002
                                                          ----------------


                                  VSOURCE, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                  000-30326                77-0557617
          --------                  ---------                ----------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)


        16875 West Bernardo Drive, Suite 250, San Diego, California 92127
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (858) 618-5884
                                                           --------------


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Item 5.   Other  Events.
          -------------

          Item 5 of the Registrant's Current Report on Form 8-K filed on February 6, 2002 (the "Current Report") is hereby amended to state that the date on which the Registrant mailed notices to holders of its Series 1-A Convertible Preferred Stock and Series 2-A Convertible Preferred Stock was February 5, 2002, rather than February 5, 2001.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VSOURCE,  INC.
                                           (Registrant)


Dated:  February 8, 2002                   By: /s/ Dennis M. Smith
                                               ----------------------------
                                               Dennis M. Smith
                                               Chief Financial Officer


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